UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2018
GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-137533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue
Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
GCP Applied Technologies Inc. (the “Registrant”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2018. At the Annual Meeting, upon the recommendation of the Registrant’s Board of Directors, the Registrant’s stockholders approved amendments to the Registrant’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate any supermajority voting requirements related to (a) removal of directors, (b) future amendments to the Registrant’s By-Laws (the “By-Laws”) and (c) future amendments to certain sections of the Certificate of Incorporation. On May 3, 2018, following such approval, the Registrant filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation incorporating such amendments with the Delaware Secretary of State. The Certificate of Amendment became effective upon filling.
Effective upon the filing of the Certificate of Amendment, the By-Laws were amended and restated (as so amended and restated, the “Amended and Restated By-Laws”) to eliminate, in conformity with the Certificate of Amendment, any supermajority voting requirements related to future amendments thereto.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting was held on May 3, 2018. There were 71,974,922 shares of common stock entitled to be voted, of which 64,336,437 shares or 89.39% were represented in person or by proxy at the Annual Meeting.
(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i)	Proposal One. The following directors were elected and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Marcia J. Avedon	58,407,356	1,500,667	50,468	4,377,946
Phillip J. Mason	58,408,531	1,501,468	48,492	4,377,946
Elizabeth Mora	58,410,007	1,498,551	49,933	4,377,946

(ii)	Proposal Two. PricewaterhouseCoopers LLP was ratified as the Registrant’s independent registered public accounting firm for 2018 by the following vote:

For	Against	Abstain
64,192,590	40,721	103,126

(iii)
Proposal Three. Amendments to the Registrant’s Certificate of Incorporation to eliminate any supermajority voting requirements related to (a) removal of directors, (b) future amendments to the By-Laws, and (c) future amendments to certain sections of the Certificate of Incorporation were approved by the following votes:

(a)	Elimination of supermajority provisions related to removal of directors:

For	Against	Abstain	Broker Non-Votes
59,383,395	518,497	56,599	4,377,946

(b)	Elimination of supermajority provisions related to future amendments to the By-Laws:

For	Against	Abstain	Broker Non-Votes
59,369,214	523,750	65,527	4,377,946

(c)	Elimination of supermajority provisions related to future amendments to certain sections of the Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
59,355,331	524,743	78,417	4,377,946

(iv)	Proposal Four. The advisory, non-binding vote on executive compensation was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
58,147,941	1,692,590	117,960	4,377,946

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit	Description
3.1	Certificate of Amendment dated May 3, 2018.
3.2	Amended and Restated By-Laws effective as of May 3, 2018.

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ John W. Kapples
Name:	John W. Kapples
Title:	Vice President, General Counsel and Secretary
Date: May 3, 2018

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